UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): February 6, 2015

OAKRIDGE INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	1-35640	98-0648307
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7/F., Siu On Centre, 188 Lockhart Road, Wanchai, Hong Kong	n/a
(Address of principal executive offices)	(Zip code)

Tel: +852 8120 7213    Fax: +852 8312 0248

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 6, 2015, the Board has decided to relocate the Company’s registered office address from Suite 5, Level 2, Malcolm Reid Building, 187 Rundle Street, Adelaide SA 5000, Australia to 7/F., Siu On Centre, 188 Lockhart Road, Wanchai, Hong Kong.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2015	OAKRIDGE INTERNATIONAL CORPORATION
By: /s/ Herbert Ying Chiu Lee
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Name: Herbert Ying Chiu Lee
Title: Chief Executive Officer